UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2008

AVIGEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28272	13-3647113
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1301 Harbor Bay Parkway
Alameda, CA 94502
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 748-7150

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     This Amendment No. 1 to the Form 8-K originally filed on November 24, 2008, is being filed (a) to include a new Item 5.03 describing the Certificate of Designations filed on November 21, 2008, (b) to refile Exhibit 3.4 to correct a typographical error, and (c) to refile the Rights Agreement with conformed signatures.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On November 21, 2008, Avigen, Inc. amended its Certificate of Incorporation by filing a Certificate of Designation designating 300,000 shares of its authorized but unissued shares of preferred stock as “Series A Junior Participating Preferred Stock” and designating the rights, preferences and privileges thereof (the “Preferred Shares”). The Preferred Shares would only be issued if purchased upon exercise of the Rights issued pursuant to Avigen’s Rights Agreement, and will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of one dollar ($l.00) per share but will be entitled to an aggregate dividend of one hundred times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of one hundred dollars ($100) per share but will be entitled to an aggregate payment of one hundred times the payment made per Common Share. Each Preferred Share will have one hundred (100) votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive one hundred times the amount received per Common Share. These rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share. The Preferred Shares would rank junior to any other series of the Company’s preferred stock.

     The Certificate of Designation is filed as Exhibit 3.4 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation*

3.2	Certificate of Amendment to Certificate of Incorporation (incorporated by reference from such document filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2000, as filed with the SEC on February 13, 2001 (Commission File No. 000-28272))

3.3	Certificate of Amendment to Certificate of Incorporation (incorporated by reference from such document filed as an exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on June 26, 2007 (Commission File No. 000-28272))

3.4	Certificate of Designation of Series A Junior Participating Preferred Stock

4.2	Rights Agreement dated as of November 21, 2008, by and between the Company and American Stock Transfer & Trust Co. LLC

4.3	Form of Right Certificate*

*	Previously filed with the Form 8-K filed November 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2008	AVIGEN, INC.

	By:	/s/ Andrew A. Sauter
Andrew A. Sauter
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
3.1	Amended and Restated Certificate of Incorporation*

3.2	Certificate of Amendment to Certificate of Incorporation (incorporated by reference from such document filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2000, as filed with the SEC on February 13, 2001 (Commission File No. 000-28272))

3.3	Certificate of Amendment to Certificate of Incorporation (incorporated by reference from such document filed as an exhibit to the Company’s Current Report on Form 8-K, as filed with the SEC on June 26, 2007 (Commission File No. 000-28272))

3.4	Certificate of Designation of Series A Junior Participating Preferred Stock

4.2	Rights Agreement dated as of November 21, 2008, by and between the Company and American Stock Transfer & Trust Co. LLC

4.3	Form of Right Certificate*

*	Previously filed with the Form 8-K filed November 24, 2008.